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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 1999



                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


            Indiana                      0-20625                35-1898425
   (State or jurisdiction of           (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


     8888 KEYSTONE CROSSING, SUITE 1200
            INDIANAPOLIS, INDIANA                                 46240
  (Address of principal executive offices)                     (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

-----------------------------------------------------------------------------
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



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Pro forma condensed consolidated balance sheet as of March 31, 1999

Notes to pro forma condensed consolidated balance sheet as of March 31, 1999

Pro forma condensed consolidated statement of operations for the three months ended March 31, 1999

Notes to pro forma condensed consolidated statement of operations for the three months ended March 31, 1999

Pro forma condensed consolidated balance sheet as of December 31, 1998

Notes to pro forma condensed consolidated balance sheet as of December 31,
1998

Pro forma condensed consolidated statement of operations for the year ended December 31, 1998

Notes to pro forma condensed consolidated statement of operations for the year ended December 31, 1998

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


The following pro forma condensed financial statements for Duke-Weeks Realty Limited Partnership (the "Partnership") include certain pro forma adjustments to the historical financial statements of Duke Realty Limited Partnership ("Duke Operating Partnership") to reflect the proposed merger (the "Merger") of Duke Operating Partnership and Weeks Realty Limited Partnership ("Weeks Operating Partnership").

Duke Realty Investments, Inc., the general partner of Duke Operating Partnership, will merge with Weeks Corporation, the general partner of Weeks Operating Partnership, immediately following the merger of Duke Operating Partnership and Weeks Operating Partnership. After the merger of Duke Realty Investments, Inc. and Weeks Corporation, the combined company will be known as Duke-Weeks Realty Corporation (the "General Partner"), and will be the sole general partner of the Partnership.

The Mergers will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. These pro forma condensed consolidated financial statements should be read in conjunction with the Duke Operating Partnership Form 10-Q as of and for the three months ended March 31, 1999, and also in conjunction with Weeks Operating Partnership Form 10-Q as of and for the three months ended March 31, 1999.

The following pro forma condensed consolidated balance sheet is based upon the March 31, 1999 consolidated balance sheet of Duke Operating Partnership and the March 31, 1999 consolidated balance sheet of Weeks Operating Partnership, presented as if the Merger occurred on March 31, 1999.

The following pro forma condensed consolidated statement of operations is based upon the consolidated statement of operations for the three months ended March 31, 1999 of Duke Operating Partnership and Weeks Operating Partnership, presented as if the Merger occurred as of January 1, 1999.

The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations which would have been obtained assuming that the Merger had been completed as set forth above, or which may be obtained in the future.

                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)




                                                                   HISTORICAL            PRO FORMA     DUKE-WEEKS
                                                          ---------------------------      MERGER     POST-MERGER
    ASSETS                                                    DUKE          WEEKS        ADJUSTMENTS   PRO FORMA
    ------                                                    ----          -----       ------------  ----------
Real estate                                                $2,720,892     $1,412,983    $281,323 (A)  $4,415,198
Land held for development                                     185,507         37,118           - (B)     222,625
Investment in unconsolidated real estate companies            115,527          7,676           - (B)     123,203
   Less accumulated depreciation                             (188,856)      (101,640)    101,640 (A)    (188,856)
                                                           ------------  -------------  ------------  -----------
     Net real estate investment                             2,833,070      1,356,137     382,963       4,572,170

Cash and cash equivalents                                      34,981          2,159     (17,000)(D)      20,140
Accounts receivable                                             8,562          8,807         -            17,369
Straight-line rent receivable                                  21,664          6,529      (6,529)(C)      21,664
Investment in and notes receivable from
   unconsolidated service companies                              -            42,926          -           42,926
Deferred financing costs                                       12,864          7,939      (7,939)(C)      12,864
Deferred other costs                                           52,642         20,466     (20,466)(C)      52,642
Other assets                                                  105,223         14,781          -          120,004
                                                            -----------  -------------  ------------  -----------

     TOTAL ASSETS                                          $3,069,006     $1,459,744    $331,029      $4,859,779
                                                            ----------   -------------  ------------  ------------
                                                            ----------   -------------  ------------  ------------

               LIABILITIES AND PARTNERS' EQUITY
Liabilities:
   Secured debt                                              $333,560       $243,764    $ 12,109 (E)    $589,433
   Unsecured debt                                             715,000        285,000       1,994 (E)   1,001,994
   Lines of credit                                             65,000        140,140          -          205,140
   Accounts payable and other liabilities                     166,695         38,945          -          205,640
                                                             ----------   -----------   -------------  ---------
     Total liabilities                                      1,280,255        707,849      14,103       2,002,207
   Minority interest                                              501           -           -                501
Partners' equity:
   Preferred equity                                           460,000        250,000      (4,545)(A)     705,455
   Common equity                                            1,328,250        501,895     321,471 (A)   2,151,616
                                                            ----------   -----------     -----------   ---------
     Total partners' equity                                 1,788,250        751,895     316,926       2,857,071
                                                            ----------   -----------    ------------    --------

     TOTAL LIABILITIES AND PARTNERS'
        EQUITY                                             $3,069,006     $1,459,744    $331,029      $4,859,779
                                                           -----------    -----------   ------------- ----------
                                                           -----------    -----------   ------------- ----------


    See accompanying notes to pro forma condensed consolidated balance sheet

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(a) Represents adjustments to record Weeks Operating Partnership's assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price of $1.8 billion was computed as follows:

                              WEEKS                              DUKE                 DUKE
                              OPERATING                          OPERATING            OPERATING
                              PARTNERSHIP                        PARTNERSHIP          PARTNERSHIP
                              UNITS                EXCHANGE      UNITS                VALUE          ACQUISITION
                              OUTSTANDING          RATIO         ISSUED               PER UNIT         COSTS
                              -----------          ---------     -----------          -----------   -----------
Common units                    27,079               1.38           37,369             $21.75         $812,776 (1)
                                                                 -----------
                                                                 -----------
Preferred Series A Units         6,000               1.00            6,000             $23.75          142,500 (2)
                                                                 -----------
                                                                 -----------
Preferred Series C Units         1,400               1.00            1,400             $25.00           35,000 (3)
                                                                 -----------
                                                                 -----------
Preferred Series D Units         2,600               1.00            2,600             $26.14           67,955 (4)
                                                                 -----------
                                                                 -----------
General Partner options and warrants issued                                                             11,990 (5)
Weeks Operating Partnership outstanding debt assumed                                                   683,007 (6)
Other Weeks Operating Partnership liabilities assumed                                                   38,945
Estimated transaction costs                                                                             17,000 (7)
                                                                                                    ---------

Total assumed purchase price                                                                        $1,809,173
                                                                                                    ---------
                                                                                                    ---------

(1) Represents the value of the Duke Operating Partnership common units that will be exchanged for the assumed outstanding Weeks Operating Partnership common units. The value of the Duke Operating Partnership common units is based upon the five day average of the closing price of the General Partner's common stock as listed on the New York Stock Exchange immediately before, during and after the date the terms of the Merger were agreed to and announced to the public on March 1, 1999.

         The following purchase accounting adjustments will be made to partners' equity:


         Value of Duke Operating Partnership common units issued                        $812,776
         Less net book value of Weeks Operating Partnership
             common equity at March 31, 1999                                             501,895
                                                                                       ---------
         Adjustments to common equity for Duke Operating Partnership
             common units issued                                                         310,881
         Adjustment to preferred equity for Duke Operating Partnership
             Series F Preferred Units issued (see note (a) (2))                           (7,500)
         Adjustment to preferred equity for Duke Operating Partnership
              Preferred D Units (see note (a) (4))                                         2,955
         Adjustment to common equity for General Partner options
              and warrants issued (see note (a) (5))                                      10,590
                                                                                       ---------

         Total purchase accounting adjustment to partners' equity                       $316,926
                                                                                       ----------
                                                                                       ----------

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(2) Each outstanding unit of Preferred Series A Cumulative Redeemable Preferred Units of Weeks Operating Partnership will be converted into the right to receive one depositary unit of Duke Operating Partnership representing 1/1000 of a unit of Series F Cumulative Redeemable Preferred Units of Duke Operating Partnership. The assumed value of the Duke Operating Partnership Series F preferred units is based upon the average closing price of the Weeks Corporation Series A Preferred Stock the two days immediately following the date the terms of the Merger were agreed to and announced to the public.

         The following purchase accounting adjustment will be made to partners' preferred equity:


               Value of Duke Operating Partnership Series F Preferred Units issued                $ 142,500
               Less net book value of Weeks Operating Partnership Series A Preferred
                 Units at March 31, 1999                                                            150,000
                                                                                                   --------
               Purchase accounting adjustment to partners' preferred equity                       $  (7,500)
                                                                                                   --------
                                                                                                   --------


(3) The Duke Operating Partnership will issue preferred units valued at the book value (which approximates estimated fair value), of Weeks Operating Partnership Preferred C Units at March 31, 1999. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred C Units.

(4) The Duke Operating Partnership will issue preferred units valued at the estimated fair value of the Weeks Operating Partnership Preferred D Units at March 31, 1999. The Duke Operating Partnership Preferred D Units will have the same economic attributes as the Weeks Operating Partnership Preferred D Units. The adjustment to estimated fair value is based on the present value of amounts to be paid using pricing levels available to the General Partner for preferred equity with similar terms and features around March 1, 1999, the announced date of the Merger.

         The following purchase accounting adjustment will be made to partners' preferred equity:


               Value of Duke Operating Partnership Preferred D Units                               $67,955
               Less net book value of Weeks Operating Partnership Series D
               Preferred Units at March 31, 1999                                                    65,000
                                                                                                   -------
               Purchase accounting adjustment to partners' preferred equity                        $ 2,955
                                                                                                   -------
                                                                                                   -------


(5) Represents the fair value (computed using an option pricing model) of the General Partner's stock options and warrants to be issued to replace outstanding Weeks Corporation stock options and warrants. The General Partner's stock options and warrants will carry the same terms and remaining vesting schedule as the Weeks Corporation stock options and warrants being replaced and provide for the option to purchase up to 3,116,000 of General Partner common shares. The following purchase accounting adjustment will be made to partners' common equity:



               Value of General Partner issued stock options and warrants                          $11,990
               Less book value of Weeks Corporation warrants at March 31, 1999                      (1,400)
                                                                                                   -------
               Purchase accounting adjustment to partners' common equity                           $10,590
                                                                                                   -------
                                                                                                   -------


(6) The Weeks Operating Partnership outstanding debt assumed is calculated as follows (see note (e)):


               Weeks Operating Partnership outstanding debt                                       $668,904
               Fair value adjustment to secured debt                                                12,109
               Fair value adjustment to unsecured debt                                               1,994
                                                                                                 ---------
                                                                                                  $683,007
                                                                                                 ---------
                                                                                                 ---------

(7) Represents estimated costs to be incurred by Duke Operating Partnership in connection with the Merger (see note (d)).

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(8) The total purchase accounting adjustment to net real estate investments is calculated as follows:


               Total adjustment for Duke Operating Partnership common units
                  issued per note (a) (1)                                                         $310,881
               Total adjustment for Duke Operating Partnership Series F Preferred Units
                  issued per note (a) (2)                                                           (7,500)
               Total adjustment for Duke Operating Partnership Series D preferred units
                  issued per note (a) (4)                                                            2,955
               Total adjustment for cash paid for closing costs per note (d)                        17,000
               Total adjustment to record Weeks Operating Partnership debt to fair market
                  value per note (a) (6)                                                            14,103
               Total adjustment to record General Partner stock options issued per note (a) (5)     10,590
               Total adjustment to eliminate assets of Weeks Operating Partnership with no
                  future value per note (c)                                                         34,934
                                                                                                 ---------
               Total purchase accounting adjustment to net real estate investments                $382,963
                                                                                                 ---------
                                                                                                 ---------

(b) The book value of Weeks Operating Partnership's land held for development and investments in unconsolidated companies at March 31, 1999, was estimated to approximate the fair value because substantially all land acquisitions and investments in unconsolidated companies occurred within the last 24 months and the acquisition or investment cost is representative of current market conditions.

(c) Represents the elimination of assets of Weeks Operating Partnership that have no future value to the combined company.

(d) Represents the expected cash expenditures to fund the following costs to be incurred with the merger:



                 Advisory Fees                           $13,000
                 Legal and Professional Fees               3,000
                 Other                                     1,000
                                                         -------
                                                         $17,000
                                                         -------
                                                         -------

(e) Represents adjustments to Weeks Operating Partnership secured and unsecured debt to reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates available to Duke Operating Partnership for debt obligations with similar terms and features. The borrowing rates available to Duke Operating Partnership are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current effective interest rates ranging from 6.29% to 7.45%. See note
     (a)(6).

                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)


                                                                    HISTORICAL           PRO FORMA    DUKE-WEEKS
                                                             ------------------------      MERGER      POST-MERGER
                                                                 DUKE        WEEKS       ADJUSTMENTS    PRO FORMA
                                                             -----------   ---------     ------------ ------------
Revenues
   Rental income                                              $99,479       $44,421         $374 (F)   $144,274
   Equity in earnings of unconsolidated
     real estate companies                                      2,508            89           -           2,597
                                                             ----------     --------     ---------    ----------
     Total income                                             101,987        44,510          374        146,871
                                                             -----------    --------     ---------    ----------

Expenses
   Rental expenses                                             18,626         6,341           -          24,967
   Real estate taxes                                           10,817         3,912           -          14,729
   Interest                                                    15,991         9,103       (1,029)(G)     24,065
   Depreciation and amortization                               20,454        11,344          416 (H)     32,214
                                                             -----------    --------     ---------    ---------
     Total expenses                                            65,888        30,700         (613)        95,975
                                                             -----------    --------      ---------    --------
Earnings from rental operations                                36,099        13,810          987         50,896

Earnings from service operations                                5,036            -           -            5,036
Equity in earnings from unconsolidated service
  companies                                                         -           503          -              503
General and administrative                                     (3,615)       (1,756)         -           (5,371)
Other income and expenses                                       2,681         5,224          -            7,905
                                                             -----------     --------     ---------    ----------
Earnings from continuing operations
  before minority interest                                     40,201        17,781          987         58,969
Other minority interest in earnings of
  subsidiaries                                                   (430)       (2,102)        -            (2,532)
                                                             -----------    ---------     --------     ---------
Net income from continuing operations                          39,771        15,679          987         56,437
Less distributions to preferred unitholders                    (8,842)       (3,000)         -          (11,842)
                                                             -----------     --------     ---------    ----------
Net income from continuing operations
  available for common unitholders                            $30,929       $12,679         $987        $44,595
                                                             -----------    --------     ---------    ----------
                                                             -----------    --------     ---------    ----------

Weighted average common units
   outstanding- basic                                          97,198        27,051                     134,528
                                                             -----------     --------                 ----------
                                                             -----------     --------                 ----------
Weighted average common units
   outstanding- diluted                                        98,094        27,177                     135,598
                                                             -----------     --------                ----------
                                                             -----------     --------                ----------

Net income from continuing operations per
  common unit (note (I)):
  Basic                                                         $0.32         $0.47                     $ 0.33
                                                             -----------     --------                   ----------
                                                             -----------     --------                   ----------
  Diluted                                                       $0.32         $0.47                     $ 0.33
                                                             -----------     --------                   ----------
                                                             -----------     --------                   ----------

        See accompanying notes to pro forma consolidated statement of operations

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)

 (f) Represents the net increase in rental income as a result of the re-setting of straight-line rents for Weeks Operating Partnership under purchase accounting.

 (g) Represents the decrease in interest expense as a result of the following items for the three months ended March 31, 1999:


     Decrease based on the pro forma interest rates resulting from the adjustments of Weeks Operating Partnership debt to estimated fair market
       value as described in note (e)                                                                  $(513)

     Decrease in Weeks Operating Partnership deferred finance cost amortization related to the elimination of Weeks Operating
     Partnership deferred finance costs as described in note (c).                                      $(516)
                                                                                                     --------
                                                                                                     $(1,029)
                                                                                                     --------
                                                                                                     --------

(h) Represents the net increase in depreciation of real estate as a result of the allocation of purchase price to record Weeks Operating Partnership's real estate at estimated fair value for the three months ended March 31, 1999 (in thousands).


       Additional basis in real estate basis (see note (a))                                         $382,963
       Less amount of step-up allocated to:
         Developments in progress                                                                    (76,327)
         Land portion of operating facilities                                                        (43,512)
                                                                                                     --------
       Depreciable portion of additional basis                                                      $263,124
                                                                                                     --------
                                                                                                     --------

     The depreciable portion of the additional basis is then allocated to properties placed in service prior to or during the first quarter of 1999 and depreciation expense is computed over the time in service for each property during 1999, based upon a 40 year estimated useful life. The depreciation expense attributable to the additional basis is $1,617, offset by a decrease in amortization expense of $1,201, which is related to the elimination of Weeks Operating Partnership deferred costs as described in note (c).

                      DUKE-WEEKS REALTY LIMITED PARTNERHIP
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)


 (i) The following summarizes the calculation of basic and diluted pro forma earnings per common unit for the three months ended March 31, 1999:

     Basic Earnings Per Common Unit Calculation
       Weighted average common units outstanding:
         Duke Operating Partnership prior to merger                                     97,198
         Duke Operating Partnership common units issued to
            Weeks Operating Partnership (1)                                             37,330
                                                                                      --------
       Adjusted weighted average common units outstanding - basic                      134,528
                                                                                      --------
                                                                                      --------
       Pro forma net income from continuing operations
          available for common unitholders                                          $   44,595
                                                                                      --------
                                                                                      --------

     Basic pro forma earnings per common unitholder                                 $      .33
                                                                                      --------
                                                                                      --------

     Diluted Earnings Per Common Unit Calculation
         Adjusted weighted average common units outstanding- Basic                     134,528
     Weighted average dilutive potential common units:
         Duke Operating Partnership dilutive potential securities                          896
         Additional Duke Operating Partnership dilutive potential securities
         after Merger conversion (1)                                                       174
                                                                                     ----------
       Adjusted weighted average common and dilutive potential common units            135,598
                                                                                      --------
                                                                                      --------


       Pro forma net income from continuing operations available for
            common unitholders                                                      $   44,595
                                                                                      --------
                                                                                      --------

     Diluted pro forma earnings per common unitholder                               $      .33
                                                                                      --------
                                                                                      --------

     (1) The Partnership's pro forma weighted average common units outstanding reflects adjustments based on the issuance of 1.38 Duke Operating Partnership common units for each weighted average unit of Weeks Operating Partnership common unit and each weighted average unit of Weeks Operating Partnership dilutive potential securities.

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



The following pro forma condensed financial statements for Duke-Weeks Realty Limited Partnership (the "Partnership") include certain pro forma adjustments to the historical financial statements of Duke Realty Limited Partnership ("Duke Operating Partnership") to reflect the proposed merger (the "Merger") of Duke Operating Partnership and Weeks Realty Limited Partnership ("Weeks Operating Partnership").

Duke Realty Investments, Inc., the general partner of Duke Operating Partnership, will merge with Weeks Corporation, the general partner of Weeks Operating Partnership, immediately following the merger of Duke Operating Partnership and Weeks Operating Partnership. After the merger of Duke Realty Investments, Inc. and Weeks Corporation, the combined company will be known as Duke-Weeks Realty Corporation (the "General Partner"), and will be the sole general partner of the Partnership.

The Mergers will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. These pro forma condensed consolidated financial statements should be read in conjunction with the Duke Operating Partnership Form 10-K as of and for the three years ended December 31, 1998, and also in conjunction with Weeks Operating Partnership Form 10-K as of and for the three years ended December 31, 1998.

The following pro forma condensed consolidated balance sheet is based upon the December 31, 1998 consolidated balance sheet of Duke Operating Partnership and the December 31, 1998 consolidated balance sheet of Weeks Operating Partnership, presented as if the Merger occurred on December 31, 1998.

The following pro forma condensed consolidated statement of operations is based upon the consolidated statement of operations for the year ended December 31, 1998 of Duke Operating Partnership and Weeks Operating Partnership, presented as if the Merger occurred as of January 1, 1998.

The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations which would have been obtained assuming that the Merger had been completed as set forth above, or which may be obtained in the future.

                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                                   HISTORICAL                     PRO FORMA           DUKE-WEEKS
                                                     ---------------------------------------        MERGER           POST-MERGER
    ASSETS                                                  DUKE                WEEKS            ADJUSTMENTS          PRO FORMA
    ------                                                  ----                -----            -----------          ---------
Real estate                                                  $2,589,729          $1,361,843           $287,642 (A)      $4,239,214
Land held for development                                       146,911              42,438                  - (B)         189,349
Investment in unconsolidated real estate companies              125,746              35,204                  - (B)         160,950
   Less accumulated depreciation                               (179,887)            (96,383)            96,383 (A)        (179,887)
                                                     -------------------  ------------------   ----------------    ----------------
     Net real estate investment                               2,682,499           1,343,102            384,025           4,409,626

Cash and cash equivalents                                         6,626               1,503             (8,453)(D)            (324)
Accounts receivable                                               9,641               9,483                  -              19,124
Straight-line rent receivable                                    20,332               5,833             (5,833)(C)          20,332
Investment in and notes receivable from
   unconsolidated service companies                                   -              43,639                  -              43,639
Deferred financing costs                                         11,316               8,455             (8,455)(C)          11,316
Deferred other costs                                             53,281              20,708            (20,708)(C)          53,281
Other assets                                                     70,367              14,869                  -              85,236
                                                     -------------------  ------------------   ----------------    ----------------

     TOTAL ASSETS                                            $2,854,062          $1,447,592           $340,576          $4,642,230
                                                     -------------------  ------------------   ----------------    ----------------
                                                     -------------------  ------------------   ----------------    ----------------

               LIABILITIES AND PARTNERS' EQUITY
Liabilities:
   Secured debt                                                $326,317            $251,399            $12,109 (E)        $589,825
   Unsecured debt                                               590,000             285,000              1,994 (E)         876,994
   Lines of credit                                               91,000             118,025              8,547 (D)         217,572
   Accounts payable and other liabilities                       168,390              42,603                  -             210,993
                                                     -------------------  ------------------   ----------------    ----------------
     Total liabilities                                        1,175,707             697,027             22,650           1,895,384
   Minority interest                                                367                   -                  -                 367
Partners' equity:
   Preferred equity                                             360,000             250,000             (4,545)(A)         605,455
   Common equity                                              1,317,988             500,565            322,471 (A)       2,141,024
                                                     -------------------  ------------------   ----------------    ----------------
     Total partners' equity                                   1,677,988             750,565            317,926           2,746,479
                                                     -------------------  ------------------   ----------------    ----------------

     TOTAL LIABILITIES AND PARTNERS'
        EQUITY                                               $2,854,062          $1,447,592           $340,576          $4,642,230
                                                     -------------------  ------------------   ----------------    ----------------
                                                     -------------------  ------------------   ----------------    ----------------

    See accompanying notes to pro forma condensed consolidated balance sheet

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)

(a) Represents adjustments to record Weeks Operating Partnership's assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price of $1.8 billion was computed as follows:


                              WEEKS                               DUKE             DUKE
OPERATING                     OPERATING                           OPERATING        OPERATING
                              PARTNERSHIP                         PARTNERSHIP      PARTNERSHIP
                              UNITS                EXCHANGE       UNITS            VALUE           ACQUISITION
                              OUTSTANDING          RATIO          ISSUED           PER Unit        COSTS
                              -----------          --------       -----------      -----------     -----------
Common units                    27,068              1.38           37,354          $21.75             $812,446 (1)
                                                                  -------
                                                                  -------

Preferred Series A Units         6,000              1.00            6,000           $23.75             142,500 (2)
                                                                  -------

Preferred Series C Units         1,400               1.00           1,400           $25.00              35,000 (3)
                                                                  -------
                                                                  -------

Preferred Series D Units         2,600               1.00           2,600           $26.14              67,955 (4)
                                                                  -------
                                                                  -------

General Partner options and warrants issued                                                             11,990 (5)
Weeks Operating Partnership outstanding debt assumed                                                   668,527 (6)
Other Weeks Operating Partnership liabilities assumed                                                   42,603
Estimated transaction costs                                                                             17,000 (7)
                                                                                                    ----------

Total assumed purchase price                                                                        $1,798,021
                                                                                                    ----------
                                                                                                    ----------

(1) Represents the value of the Duke Operating Partnership common units that will be exchanged for the assumed outstanding Weeks Operating Partnership common units. The value of the Duke Operating Partnership common units is based upon the five day average of the closing price of the General Partner's common stock as listed on the New York Stock Exchange immediately before, during and after the date the terms of the Merger were agreed to and announced to the public on March 1, 1999.

         The following purchase accounting adjustments will be made to partners' equity:


               Value of Duke Operating Partnership common units issued                                  $812,446
               Less net book value of Weeks Operating Partnership
               common equity at December 31, 1998                                                        500,565
                                                                                                        --------



               Adjustments to common equity for Duke Operating Partnership
                    common units issued                                                                  311,881
               Adjustment to preferred equity for Duke Operating Partnership Series F
                    Preferred Units issued (see note (a) (2))                                             (7,500)
               Adjustment to preferred equity for Duke Operating Partnership
                    Preferred D Units (see note (a) (4))                                                   2,955
               Adjustment to common equity for General Partner options and warrants issued
                    (see note (a) (5))                                                                    10,590
                                                                                                       ---------

               Total purchase accounting adjustment to partners' equity                                 $317,926
                                                                                                       ---------
                                                                                                       ---------

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(2) Each outstanding unit of Preferred Series A Cumulative Redeemable Preferred Units of Weeks Operating Partnership will be converted into the right to receive one depositary unit of Duke Operating Partnership representing 1/1000 of a unit of Series F Cumulative Redeemable Preferred Units of Duke Operating Partnership. The assumed value of the Duke Operating Partnership Series F preferred units is based upon the average closing price of the Weeks Corporation Series A Preferred Stock the two days immediately following the date the terms of the Merger were agreed to and announced to the public.

         The following purchase accounting adjustment will be made to partners' preferred equity:



               Value of Duke Operating Partnership Series F Preferred Units issued                   $142,500
               Less net book value of Weeks Operating Partnership Series A Preferred
                 Units at December 31, 1998                                                           150,000
               Purchase accounting adjustment to partners' preferred equity                          --------
                                                                                                     $ (7,500)
                                                                                                     --------
                                                                                                     --------

(3) The Duke Operating Partnership will issue preferred units valued at the book value (which approximates estimated fair value), of Weeks Operating Partnership Preferred C Units at December 31, 1998. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred C Units.

(4) The Duke Operating Partnership will issue preferred units valued at the estimated fair value of the Weeks Operating Partnership Preferred D Units at December 31, 1998. The Duke Operating Partnership Preferred D Units will have the same economic attributes as the Weeks Operating Partnership Preferred D Units. The adjustment to estimated fair value is based on the present value of amounts to be paid using pricing levels available to the General Partner for preferred equity with similar terms and features around March 1, 1999, the announced date of the Merger.

         The following purchase accounting adjustment will be made to partners' preferred equity:


               Value of Duke Operating Partnership Preferred D Units                               $67,955
               Less net book value of Weeks Operating Partnership Series D Preferred
                  Units at December 31, 1998                                                        65,000
               Purchase accounting adjustment to partners' preferred equity                        -------
                                                                                                   $ 2,955
                                                                                                   -------
                                                                                                   -------

(5) Represents the fair value (computed using an option pricing model) of the General Partner's stock options and warrants to be issued to replace outstanding Weeks Corporation stock options and warrants. The General Partner's stock options and warrants will carry the same terms and remaining vesting schedule as the Weeks Corporation stock options and warrants being replaced and provide for the option to purchase up to 3,116,000 of General Partner common shares. The following purchase accounting adjustment will be made to partners' common equity:


               Value of General Partner issued stock options and warrants                          $11,990
               Less book value of Weeks Corporation warrants at December 31, 1998                   (1,400)
                                                                                                   -------
               Purchase accounting adjustment to partners' common equity                           $10,590
                                                                                                   -------
                                                                                                   -------

(6) The Weeks Operating Partnership outstanding debt assumed is calculated as follows (see note (e)):


               Weeks Operating Partnership outstanding debt                                       $654,424
               Fair value adjustment to secured debt                                                12,109
               Fair value adjustment to unsecured debt                                               1,994
                                                                                                   -------
                                                                                                  $668,527
                                                                                                  --------
                                                                                                  --------

(7) Represents estimated costs to be incurred by Duke Operating Partnership in connection with the Merger (see note (d))

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(8) The total purchase accounting adjustment to net real estate investments is calculated as follows:


               Total adjustment for Duke Operating Partnership common units
                  issued per note (a) (1)                                                         $311,881
               Total adjustment for Duke Operating Partnership Series F Preferred Units
                  issued per note (a) (2)                                                           (7,500)
               Total adjustment for Duke Operating Partnership Series D preferred units
                  issued per note (a) (4)                                                            2,955
               Total adjustment for cash paid for closing costs per note (d)                        17,000
               Total adjustment to record Weeks Operating Partnership debt to fair market
                  value per note (a) (6)                                                            14,103
               Total adjustment to record General Partner stock options issued per note (a) (5)     10,590
               Total adjustment to eliminate assets of Weeks Operating Partnership with no
                  future value per note (c)                                                         34,996
                                                                                                  --------
               Total purchase accounting adjustment to net real estate investments                $384,025
                                                                                                  --------
                                                                                                  --------


(b) The book value of Weeks Operating Partnership's land held for development and investments in unconsolidated companies at December 31, 1998, was estimated to approximate the fair value because substantially all land acquisitions and investments in unconsolidated companies occurred within the last 24 months and the acquisition or investment cost is representative of current market conditions.

(c) Represents the elimination of assets of Weeks Operating Partnership that have no future value to the combined company.

(d) Represents the expected incremental borrowings and cash expenditures to fund the following costs to be incurred with the merger:


                         Advisory Fees                           $13,000
                         Legal and Professional Fees               3,000
                         Other                                     1,000
                                                                 -------
                                                                 $17,000
                                                                 -------

(e) Represents adjustments to Weeks Operating Partnership secured and unsecured debt to reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates available to Duke Operating Partnership for debt obligations with similar terms and features. The borrowing rates available to Duke Operating Partnership are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current effective interest rates ranging from 6.29% to 7.45%. See note (a)(6).

                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             HISTORICAL                  PRO FORMA     DUKE-WEEKS
                                                                        ---------------------             MERGER       POST-MERGER
                                                                          DUKE        WEEKS             ADJUSTMENTS     PRO FORMA
                                                                        -------     ---------           -----------    ----------
Revenues:
   Rental income                                                        $337,768     $150,974           $2,102 (F)      $490,844
   Equity in earnings of unconsolidated real estate companies             10,857          329              -              11,186
                                                                        --------     --------           ----------      --------
     Total income                                                        348,625      151,303            2,102           502,030
                                                                        --------     --------           ----------      --------
Expenses:
   Rental expenses                                                        59,769      22,494               -              82,263
   Real estate taxes                                                      33,906      12,824               -              46,730
   Interest                                                               60,217      30,782            (3,054)(G)        87,945
   Depreciation and amortization                                          68,766      38,348             1,987 (H)       109,101
                                                                        --------     --------           ----------      --------
     Total expenses                                                      222,658     104,448            (1,067)          326,039
                                                                        --------     --------           ----------      --------
Earnings from rental operations                                          125,967      46,855             3,169           175,991

Earnings from service operations                                           7,195        -                  -               7,195
Equity in earnings from unconsolidated service companies                    -          2,535               -               2,535
General and administrative                                               (11,573)     (5,809)              -             (17,382)
Other income and expenses                                                  2,608       1,018               -               3,626
                                                                        --------     --------           ----------      --------
Earnings from continuing operations before minority
   interest                                                              124,197      44,599             3,169           171,965
Other minority interest in earnings of subsidiaries                       (1,252)        -                 -              (1,252)
                                                                        --------     --------           ----------      --------
Net income from continuing operations                                    122,945      44,599             3,169           170,713
Less distributions to preferred unitholders                              (19,833)    (13,191)              -             (33,024)
                                                                        --------     --------           ----------      --------
Net income from continuing operations available
   for common unitholders                                               $103,112     $31,408            $3,169          $137,689
                                                                        --------     --------           ----------      --------
                                                                        --------     --------           ----------      --------
Weighted average common units
   outstanding- basic                                                     91,576      26,134                             127,641
                                                                        --------     --------                           --------
                                                                        --------     --------                           --------
Weighted average common units
   outstanding- diluted                                                   92,468      26,299                             128,761
                                                                        --------     --------                           --------
                                                                        --------     --------                           --------
Net income from continuing operations per unit (note (I)):
   Basic                                                                   $1.13       $1.20                              $ 1.08
                                                                        --------     --------                           --------
                                                                        --------     --------                           --------
   Diluted                                                                 $1.12       $1.19                              $ 1.07
                                                                        --------     --------                           --------
                                                                        --------     --------                           --------

    See accompanying notes to pro forma consolidated statement of operations

                     DUKE-WEEKS REALTY LIMITED PARTNERSHIP
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)



(f) Represents the net increase in rental income as a result of the re-setting of straight-line rents for Weeks Operating Partnership under purchase accounting.

(g) Represents the net change in interest expense as a result of the following items for the year ended December 31, 1998:




     Decrease based on the pro forma interest rates resulting from the adjustments of Weeks Operating Partnership debt to estimated fair market
        value as described in note (e)                                                               $(1,931)

     Decrease in Weeks Operating Partnership deferred finance cost amortization related to the elimination of Weeks Operating Partnership deferred finance costs as described
       in note (c).                                                                                   (1,686)

     Increase related to additional borrowings on the line of credit to fund
       Merger related Costs identified in note (d)                                                       563
                                                                                                     --------
                                                                                                     $(3,054)
                                                                                                     --------
                                                                                                     --------

(h) Represents the net increase in depreciation of real estate as a result of the allocation of purchase price to record Weeks Operating Partnership's real estate at estimated fair value for the three months ended
     December 31, 1998 (in thousands).


       Additional basis in real estate basis (see note (a))                                          $384,025
        Less amount of step-up allocated to:
         Developments in progress                                                                     (85,487)
         Land portion of operating facilities                                                         (42,118)
       Depreciable portion of additional basis                                                       ---------
                                                                                                     $256,420
                                                                                                     ---------
                                                                                                     ---------


     The depreciable portion of the additional basis is then allocated to properties placed in service prior to or during 1998 and depreciation expense is computed over the time in service for each property during 1998, based upon a 40 year estimated useful life. The depreciation expense attributable to the additional basis is $5,586, offset by a decrease in amortization expense of $3,599, which is related to the elimination of Weeks Operating Partnership deferred costs as described in note (c).

                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER UNIT DATA)



(i) The following summarizes the calculation of basic and diluted pro forma earnings per common unit for the three months ended December 31, 1998:


     Basic Earnings Per Common Unit Calculation
       Weighted average common units outstanding:
         Duke Operating Partnership prior to merger                                      91,576
         Duke Operating Partnership common units issued to
            Weeks Operating Partnership (1)                                              36,065
                                                                                       --------
       Adjusted weighted average common units outstanding - basic                       127,641
                                                                                       --------
                                                                                       --------

       Pro forma net income from continuing operations
          available for common unitholders                                            $ 137,689
                                                                                      ---------
                                                                                      ---------

     Basic pro forma earnings per common unitholder                                   $    1.08
                                                                                      ---------
                                                                                      ---------

     Diluted Earnings Per Common Unit Calculation
         Adjusted weighted average common units outstanding- Basic                      127,641
     Weighted average dilutive potential common units:
         Duke Operating Partnership dilutive potential securities                           892
         Additional Duke Operating Partnership dilutive potential securities after
             Merger conversion (1)                                                          228
                                                                                      ---------
       Adjusted weighted average common and dilutive potential common units             128,761
                                                                                      ---------
                                                                                      ---------

       Pro forma net income from continuing operations available for
            common unitholders                                                        $ 137,689
                                                                                      ---------
                                                                                      ---------


     Diluted pro forma earnings per common unitholder                                 $    1.07
                                                                                      ---------
                                                                                      ---------

(1) The Partnership's pro forma weighted average common units outstanding reflects adjustments based on the issuance of 1.38 Duke Operating Partnership common units for each weighted average unit of Weeks Operating Partnership common unit and each weighted average unit of Weeks Operating Partnership dilutive potential securities.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DUKE-WEEKS REALTY LIMITED PARTNERSHIP

                                    By:      DUKE-WEEKS REALTY CORPORATION


Date: August 31, 1999                        By:    /s/ Matthew A. Cohoat
                                             ------------------------
                                             Matthew A. Cohoat
                                             Vice President and
                                             Corporate Controller